As filed with the Securities and Exchange Commission on May 22, 1996.

                                                   Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      CENTIGRAM COMMUNICATIONS CORPORATION
               (Exact name of issuer as specified in its charter)


           DELAWARE                                             94-2418021
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)

                              91 East Tasman Drive
                               San Jose, CA 95134
                    (Address of principal executive offices)


              AMENDED AND RESTATED 1987 INCENTIVE STOCK OPTION PLAN
                            (Full title of the plans)


                                ANTHONY R. MULLER
Senior Vice President, Operations and Administration and Chief Financial Officer
                      CENTIGRAM COMMUNICATIONS CORPORATION
                              91 East Tasman Drive
                               San Jose, CA 95134
                                 (408) 944-0250
            (Name, address and telephone number of agent for service)


                        Copy to: Steven E. Bochner, Esq.
                       Wilson, Sonsini, Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050

===============================================================================

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                      Proposed                  Proposed
 Title of                                             Maximum                   Maximum
Securities                 Amount                     Offering                  Aggregate                  Amount of
  to be                    to be                      Price Per                 Offering                 Registration
Registered                 Registered                 Share (1)                 Price(1)                      Fee
- ---------------------------------------------------------------------------------------------------------------------
Common Stock,               155,000                   $17.50                    $2,712,500               $935
$0.001 par value,
issuable pursuant to the
Amended and Restated 1987
Incentive Stock Option Plan
- ---------------------------------------------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457(h) solely for the purpose of computing the amount of the registration fee based on the prices of the Company's Common Stock as reported on the NASDAQ National Market System on May 20, 1996.

         The Company hereby incorporates by reference in this Registration Statement the contents of the Company's earlier Registration Statements on Form S-8 (File No. 33-43726 and 33-87700)

         The following additional Exhibits are hereby enclosed for filing:

         Exhibit
         Number
         -------
            5.1            Opinion of counsel as to legality of securities being registered.

           23.1            Consent of Independent Auditors.

           23.2            Consent of Counsel (contained in Exhibit 5.1).

           24.1            Power of Attorney (see page II-3).


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 20th day of May 1996.

                                 CENTIGRAM COMMUNICATIONS CORPORATION


                                 By  /s/ Anthony R. Muller
                                     ------------------------------------------
                                     Anthony R. Muller,
                                     Senior Vice President, Operations and
                                     Administration and Chief Financial Officer

                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George H. Sollman and Anthony R. Muller, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                              TITLE                             DATE
- ---------------------------------------           ----------------------------------                ------------
/S/ George H. Sollman                             Chief Executive Officer, President                May 20, 1996
- ---------------------------------------           and Director (principal executive
George H. Sollman                                 officer)

/S/ Anthony R. Muller                             Senior Vice President, Operations                 May 20, 1996
- ---------------------------------------           and Administration and Chief
Anthony R. Muller                                 Financial Officer (principal
                                                  financial officer)

/S/ Thomas E. Brunton                             Controller (principal accounting                  May 20, 1996
- ---------------------------------------           officer)
Thomas E. Brunton

/S/ James F. Gibbons                              Director                                          May 20, 1996
- ---------------------------------------
James F. Gibbons

/S/ James H. Boyle                                Director                                          May 20, 1996
- ---------------------------------------
James H. Boyle

/S/ J. Michael Jarvis                             Director                                          May 20, 1996
- ---------------------------------------
J. Michael Jarvis

/S/ Dean O. Morton                                Director                                          May 20, 1996
- ---------------------------------------
Dean O. Morton

                                  EXHIBIT INDEX

                                                                      Sequentially
Exhibit                                                                 Numbered
Number                                                                    Page
- -------                                                               ------------
5.1               Opinion of counsel as to legality of
                  securities being registered.

23.1              Consent of Independent Auditors.

23.2              Consent of Counsel (contained in
                  Exhibit 5.1)

24.1              Power of Attorney (see page II-3 of
                  Registration Statement)